                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 20, 1998


             UNIPROP MANUFACTURED HOUSING COMMUNITIES INCOME FUND II
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Michigan                             0-16701                          38-2702802
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                     (IRS Employer
of incorporation)                  File Number)              Identification No.)


         280 Daines Street, Suite 300, Birmingham, MI           48009
         ------------------------------------------------------------
         (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (248) 645-9261
       ------------------------------------------------------------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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Item 2.    Acquisition or Disposition of Assets.

           On August 20, 1998, Uniprop Manufactured Housing Communities Income Fund II (the "Company") borrowed $30,000,000 (the "Loan") from GMAC Commercial Mortgage Corporation ("GMACCM"). The Loan carries a fixed interest rate of 6.37% over its term of 126 months and is amortized over 360 months. The Loan was secured by mortgages on the Company's Ardmor Village, Camelot Manor, Dutch Hills, El Adobe, Stonegate Manor, Sunshine Village, and West Valley properties. The Company will use the proceeds from the Loan to refinance the Company's outstanding indebtedness of $30,045,000 (the "Existing Indebtedness").



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Item 7.       Financial Statements and Exhibits

         (b)  Pro forma financial information.

              The pro forma financial information required by Item 7(b)(1) of Form 8-K is not included in this initial Report and will be filed by amendment on or about September 15, 1998, in compliance with
              Item 7(b)(2) of Form 8-K.


        (c)  Exhibits.

              2. Mortgage Notes, made as of the 20th day of August, 1998, between Uniprop Manufactured Housing Communities Income Fund II and GMACCM.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:      September 4, 1998

                                  UNIPROP MANUFACTURED HOUSING
                                  COMMUNITIES INCOME FUND II,
                                  a Michigan Limited Parternership

                                  BY:  Genesis Associates Limited Partnership,
                                       General Partner

                                       BY:  Uniprop, Inc.,
                                            Its Managing General Partner

                                            By:  /s/ Paul M. Zlotoff
                                                 -------------------
                                                 Paul M. Zlotoff, Chairman










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                        CONSOLIDATED AMENDED AND RESTATED
                                 PROMISSORY NOTE


$25,710,000.00                                                   August 20, 1998


         FOR VALUE RECEIVED, and upon the terms and conditions set forth herein, UNIPROP MANUFACTURED HOUSING COMMUNITIES INCOME FUND II, a Michigan limited partnership ("Borrower"), promises to pay to the order of GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation ("Lender"), at Lender's office located at 650 Dresher Road, P.O. Box 809, Horsham, Pennsylvania 19044-0809,
Attn: Servicing - Accounting Manager, or at such other place as Lender may designate in writing from time to time, the principal sum of TWENTY-FIVE MILLION SEVEN HUNDRED TEN THOUSAND DOLLARS ($25,710,000), or so much thereof as is outstanding and unpaid, together with interest thereon at the Applicable Interest Rate (defined below), in lawful money of the United States of America, which, at the time of payment, shall be legal tender in payment of all debts and dues, public and private.

1. COMPUTATION OF INTEREST. The term "Applicable Interest Rate" as used in this Note shall mean (a) from the date hereof through and including the day immediately prior to the Optional Prepayment Date (defined below), a rate of interest equal to six and thirty seven one hundredths percent (6.37%) per annum (the "Initial Interest Rate"), and (b) from the Optional Prepayment Date through and including the Maturity Date, a rate of interest (the "Adjusted Interest Rate") equal to two percentage points (2.0%) above the Initial Interest Rate. Interest under this Note shall be paid in arrears and shall be calculated based on a 360-day year and paid for the actual number of days elapsed for any whole or partial month in which interest is being calculated. Interest shall accrue from the date on which funds are advanced (regardless of the time of day such advance is made) through and including the day on which funds are repaid, unless payment is received by Lender prior to the time set forth in Section 2.03 hereof.

2.   PAYMENT OF PRINCIPAL AND INTEREST.

     2.01 Principal and Interest Payments. Borrower agrees to pay sums under this Note in installments as follows:

     (a) a payment of interest only computed at the Initial Interest Rate on the date hereof for the period commencing the date hereof and continuing through and including September 9, 1998;

     (b) a constant payment of $161,868.25 on October 10, 1998 and on the tenth day of each calendar month (each date on which a payment of interest and principal is due under this Note being hereinafter referred to as a "Payment Date") thereafter up to and including March 10, 2009 (the "Optional Prepayment Date"); each of the payments to be applied as follows: (i) first, to the payment of interest computed at the Initial Interest Rate; and (ii) the balance toward the reduction of the principal sum;


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     (c)  On April 10, 2009 and on the tenth day of each calendar month thereafter up to and including August 10, 2028:

          (i) a constant payment of $161,868.25, each of the payments to be applied as follows: (A) first, to the payment of interest (without adjustment for Accrued Interest (defined below)) computed at the Initial Interest Rate; and
(B) the balance toward the reduction of the principal balance;

          (ii) a payment of an amount equal to the Excess Cash Flow (as defined in that certain Cash Management Agreement dated as of the date hereof made between Borrower and Lender (the "Cash Management Agreement")) for the month immediately preceding each such Payment Date, each of the payments to be applied as follows: (A) first, toward the reduction of the principal balance; and (B) the balance toward the interest accrued on the principal balance computed at a rate of interest equal to the difference between (x) the Adjusted Interest Rate and (y) the Initial Interest Rate (the "Accrued Interest"); and

     (d) the balance of the principal sum and all interest thereon (including, without limitation, all Accrued Interest) on September 10, 2028 (the "Maturity Date").

     2.02 Accrued Interest. Accrued Interest not paid pursuant to paragraph
(c)(ii) of Section 2.01 above shall be deferred and added to the indebtedness secured by this Note and shall earn interest at the Adjusted Interest Rate, to the extent permitted by applicable law.

     2.03 Method of Payment. Each payment due hereunder shall not be deemed received by Lender until received on a Business Day (defined below) in federal funds immediately available to Lender prior to 2:00 p.m. local time at the place then designated by Lender. Any payment received on a Business Day after the time established by the preceding sentence shall be deemed to have been received on the immediately following Business Day for all purposes, including, without limitation, the accrual of interest on principal.

     2.04 Application of Payments. Payments under this Note shall be applied first to the payment of late fees and other costs and charges due in connection with this Note, then to the payment of accrued but unpaid interest (except as provided in Section 2.01(c) above), and then to the reduction of the outstanding principal balance (in inverse order of maturity whether or not then due), but such application shall not reduce the amount of the fixed monthly installments required to be paid hereunder. No principal amount repaid may be reborrowed. All amounts due under this Note shall be payable without setoff, counterclaim or any other deduction whatsoever.

3.   LOAN REPAYMENT.

     3.01 Voluntary Repayment. Borrower shall have no right to prepay all or any portion of the principal balance of this Note during the period commencing on the date hereof through, but not including, the date which is nine (9) months prior to the Optional Prepayment Date (the "Prepayment Lock-Out Termination Date"). From and after the Prepayment Lock-Out Termination Date, the principal balance of this Note may be prepaid in whole but not in part, without penalty or premium,

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on any Payment Date, together with (i) all accrued and unpaid interest to and including the Prepayment Date (defined below); (ii) payment of all Accrued Interest, if any, and all accrued interest thereon to and including the Prepayment Date, and (iii) payment of all other sums then due under this Note and the Other Security Documents (defined below). Any such prepayment shall be subject, in each case, to the satisfaction of the condition precedent that Borrower shall provide not less than ten (10) Business Days prior written notice to Lender specifying the Payment Date on which such prepayment is to occur (the "Prepayment Date"). The principal balance of this Note may be prepaid, in whole or in part, without penalty or premium, in connection with a prepayment resulting from the application of insurance proceeds or condemnation awards pursuant to the terms of the Security Instrument (defined below).

     3.02 Repayment Upon Default. If all or any part of the principal amount of this Note is prepaid upon acceleration of this Note following the occurrence of an Event of Default (defined below) prior to the Prepayment Lock-Out Termination Date, then, in addition to such principal payment, Borrower shall be required to make such payments ("Yield Maintenance Payments") in an amount equal to the greater of (i) one percent (1%) of the principal amount being prepaid, or (ii) the excess, if any, of (A) the aggregate respective present values of all scheduled interest and principal payments payable on each Payment Date in respect of this Note for the period from the date of such prepayment upon acceleration to the Prepayment Lock-Out Termination Date (including the principal balance scheduled to be outstanding on the Prepayment Lock-Out Termination Date), discounted monthly at a rate equal to the Treasury Constant Maturity Yield Index (defined below) and based on a 360-day year of twelve 30-day months over (B) the then current outstanding principal amount of this Note. For purposes of this Subsection 3.02, "Treasury Constant Maturity Yield Index" shall mean the average yield for "This Week" as reported by the Federal Reserve Board in Federal Reserve Statistical Release H.15(519) ("FRB Release") published during the second full week preceding the Prepayment Date for instruments having a maturity coterminous with the Prepayment Lock-Out Termination Date. In the event the FRB Release is no longer published, Lender shall select a comparable publication to determine the Treasury Constant Maturity Yield Index. If there is no Treasury Constant Maturity Yield Index for instruments having a maturity coterminous with the remaining term of this Note, then the weighted average yield to maturity of the Treasury Constant Maturity Yield Indices with maturities next longer and shorter than such remaining average life to maturity shall be used, calculated by averaging (and rounding upward to the nearest whole multiple of 1/100 of 1% per annum, if the average is not such a multiple) the yields of the relevant Treasury Constant Maturity Yield Indices (rounded, if necessary, to the nearest 1/100 of 1% with any figure of 1/200 of 1% or above rounded upward). The Yield Maintenance Payments to be paid in connection with any prepayment under this Section 3.02 shall be determined by Lender and shall be conclusive and binding on Borrower (absent manifest error). For purposes of this Section 3.02, the unpaid principal amount due on this Note on the date of prepayment and on the Prepayment Lock-Out Termination Date shall be determined after giving effect to any payment of scheduled amortization made on such date.

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     3.03 Defeasance.

     (a) Borrower shall have the right to defease all or a portion of the indebtedness evidenced by this Note pursuant to the terms and conditions set forth in Section 4 of that certain Loan Agreement between Borrower and Lender dated the date hereof.

4. SECURITY; LOAN DOCUMENTS. The indebtedness evidenced by this Note and the obligations created hereby (including without limitation the amounts authorized by Section 5 below to be collected by Lender and the Yield Maintenance Payments when due hereunder) are secured by, among other things, those certain first mortgages, deeds of trust or deeds to secure debt, as applicable, from Borrower to Lender dated as of the date hereof (the "Security Instruments") covering certain real and personal property collateral of Borrower, tangible and intangible, as described more particularly in the Security Instruments (collectively, the "Property"). The term "Other Security Documents" as used in this Note shall mean all and any of the documents other than this Note now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guarantee payment of this Note.

5.   DEFAULT.

     5.01 Event of Default. The occurrence of any of the following shall constitute an event of default ("Event of Default") under this Note: (a) if any payment of principal and interest or any other payment required under this Note is not received by Lender on the date such payment is due; or (b) if any default should occur under any of the Other Security Documents which is not fully cured following applicable notice and prior to the expiration of any applicable grace or cure period. Upon the occurrence of an Event of Default, at Lender's option, the outstanding principal balance of this Note, together with all unpaid interest accrued thereon and all other sums dues hereunder or under any other of the Other Security Documents, shall, without notice or prior demand, immediately become due and payable.

     5.02 Late Charges. If any payment is not received by Lender on or before the date on which such payment originally was due (as such due date may be extended by applicable grace period, if any), then, in addition to any default interest payments due hereunder, Borrower also shall pay to Lender a late charge in an amount equal to five percent (5.0%) of the amount of such overdue payment to defray the expenses incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of the delinquent payment. Such late charge shall be immediately due and payable, without notice or demand therefor.

     5.03 Default Rate. If this Note is not paid in full on or before the Maturity Date or the date on which the due date of the indebtedness has been accelerated pursuant to the provisions hereof, the unpaid principal and accrued interest and other amounts then due shall bear interest at a rate per annum ("Default Rate") equal to the lesser of (a) five percent (5.0%) in excess of the Initial Interest Rate or (b) the maximum rate of interest, if any, which may be charged or collected from Borrower under applicable law. In addition, Lender shall have the right, without acceleration of the indebtedness, to collect interest at the Default Rate on any payment due hereunder or under any of

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the Other Security Documents (including, without limitation, late charges and fees for legal counsel) which is not received by Lender on or before the date on which such payment originally was due (as such due date may be extended by applicable grace period, if any). Interest at the Default Rate shall be immediately due and payable from the due date specified herein or therein and shall accrue until all Events of Default have been fully cured or full payment is received, as applicable.

     5.04 Interest on Judgments. Interest shall accrue on any judgment obtained by Lender in connection with the enforcement or collection of this Note until such judgment amount is paid in full at a rate equal to the greater of (a) the Default Rate or (b) the legal rate applicable to judgments within such jurisdiction; provided, however, that interest shall not accrue at a rate in excess of the maximum rate of interest, if any, which may be charged or collected from Borrower under applicable law.

     5.05 Cumulative Remedies, Attorney Fees. The remedies of Lender in this Note and in the Other Security Documents, or at law or in equity, shall be cumulative and concurrent, and may be pursued singly, successively or together in Lender's sole discretion and as often as occasion therefor shall arise. If Borrower's obligations under this Note or any of the Other Security Documents are enforced by Lender through an attorney at law, or any payment due under this Note or the Other Security Documents is collected by or through an attorney-at-law or collection agency, Borrower agrees to pay all costs incurred by Lender in connection therewith, including, but not limited to, reasonable fees and disbursements of legal counsel (whether with respect to a retained firm or Lender's in-house staff) and collection agency costs, whether or not suit be brought. No provision of this Section 5 shall be construed as an agreement or privilege to extend the date on which any required payment is due (subject to the applicable grace period, if any), nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of an Event of Default. The payments required under this Section 5 shall be in addition to, and shall in no way limit, any other rights and remedies provided for in this Note or any of the Other Security Documents, nor any other remedies provided by law or in equity, and shall be added to the principal evidenced by this Note and deemed secured by the Security Instrument and Other Security Documents.

6.   LIMITATIONS ON RECOURSE.

     6.01 Exculpation. Notwithstanding anything to the contrary contained in this Note or in any Other Security Document (but subject to the provisions of Sections 6.02, 6.03, 6.04 and 6.05), Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Note, the Security Instrument or the Other Security Documents by any action or proceeding to collect damages or wherein a money judgment or any deficiency judgment or order or any judgment establishing any personal obligation or liability shall be sought against Borrower or any principal, director, officer, employee, beneficiary, shareholder, partner, member, trustee, agent or affiliate of Borrower or any person owning, directly or indirectly, any legal or beneficial interest in Borrower, or any successors or assigns of any of the foregoing (collectively, the "Exculpated Parties"). Lender, may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable Lender to enforce and realize upon the Security Instrument, the Other Security Documents, and the interest in the Property, the Rents (as defined in the Security Instrument) and any other collateral given to Lender created by the Security Instrument

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and the Other Security Documents; provided, however, subject to the provisions of Sections 6.02, 6.03, 6.04 and 6.05, that any judgment in any action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Property, in the Rents and in any other collateral given to Lender in connection with this Note. Lender, by accepting this Note and the Security Instrument, agrees that it shall not, except as otherwise provided below, sue for or demand any deficiency judgment against Borrower or any of the Exculpated Parties in any action or proceeding, under or by reason of or under or in connection with this Note, the Other Security Documents or the Security Instrument.

     6.02 Reservation of Certain Rights. The provisions of Section 6.01 shall not (a) constitute a waiver, release or impairment of the Obligations (as defined in the Security Instrument); (b) impair the right of Lender to name Borrower as a party defendant in any action or suit for judicial foreclosure and sale under the Security Instrument; (c) affect the validity or enforceability of any indemnity, guaranty, master lease or similar instrument made in connection with this Note, the Security Instrument, or the Other Security Documents; (d) impair the right of Lender to obtain the appointment of a receiver; or (e) impair the enforcement of the Assignment of Leases and Rents executed in connection herewith.

     6.03 Exceptions to Exculpation. Notwithstanding the provisions of Section
6.01 to the contrary, Borrower (but not its general partner or the general partners of its general partner) shall be personally liable to Lender for (a) the Losses (as defined in the Security Instrument) Lender incurs due to: (i) fraud or intentional material misrepresentation by Borrower or any other person or entity acting on behalf of Borrower in connection with the execution and the delivery of this Note, the Security Instrument or the Other Security Documents;
(ii) Borrower's misapplication or misappropriation of Rents received by Borrower after the occurrence and during the continuance of an Event of Default; (iii) Borrower's misapplication or misappropriation of tenant security deposits or Rents collected more than one (1) month in advance; (iv) the misapplication or misappropriation of insurance proceeds or condemnation awards after the occurrence and during the continuance of an Event of Default; (v) gross negligence, or criminal acts perpetrated by it resulting in forfeiture, seizure or loss of any portion of the Property; (vi) any failure by Borrower to comply with the terms and provisions of the Environmental Indemnity (as defined in the Security Instrument); (vii) any failure by Borrower to comply with the terms and provisions of Section 4.3 of the Security Instrument; or (viii) any sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment or transfer of the Property or any part thereof, within the meaning of Article 8 of the Security Instrument, without the prior written consent of Lender if such consent was required, and (b) the payment of any monetary penalty imposed pursuant to Section 3.11(d) of the Security Instrument.

     6.04 Recourse. Notwithstanding the foregoing, the agreement of Lender not to pursue recourse liability as set forth in Section 6.01 above SHALL BECOME NULL AND VOID and shall be of no further force and effect with respect to Uniprop, Inc. and personal liability may be sought against the Uniprop, Inc. in the event the Property or any part thereof shall become an asset in (A) a voluntary bankruptcy or insolvency proceeding filed by Borrower or the general partner of Borrower, or (B) an involuntary bankruptcy or insolvency proceeding commenced against Borrower or the general partner of Borrower by any Person (other than Lender) which is not dismissed within

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90 days of the filing thereof. From and after the SPE Date (as defined in the
Security Instruments), this Section 6.04 shall be of no further force or effect.

     6.05 Bankruptcy Claims. Nothing herein shall be deemed to be a waiver of any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt secured by the Security Instrument or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with this Note, the Security Instrument and the Other Security Documents.

7. NO USURY. This Note is subject to the express condition that at no time shall Borrower be required or obligated to pay interest (or any other amount agreed to be paid hereunder which shall be deemed to be interest) at a rate which would subject Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which are permitted by applicable law to pay. If, from any circumstance whatsoever, Borrower is at any time required or obligated to pay interest (or any other amount agreed to be paid hereunder which shall be deemed to be interest) at a rate in excess of such maximum rate, then the amount to be paid immediately shall be reduced to such maximum rate, and, as required by applicable law, all previous payments in excess of such maximum shall be deemed to have been payments in reduction of the principal balance owing under this Note in the inverse order of maturity (whether or not then due) or, at the option of Lender, be paid over to Borrower and not to the payment of interest. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term of this Note until payment in full so that the rate or amount of interest on account of said indebtedness does not exceed the maximum lawful rate of interest from time to time in effect and applicable to this Note for so long as the Note is outstanding. This Section will control all agreements between Borrower and Lender in connection with this Note.

8.   GENERAL CONDITIONS.

     8.01 No Waiver by Lender. No failure to accelerate the debt evidenced hereby nor failure or delay in exercising any other right or remedy upon the occurrence of an Event of Default hereunder, or any acceptance of a partial or past due payment, or indulgences granted from time to time shall be construed
(a) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby, (b) as a waiver or impairment of Lender's right of acceleration or any other right or remedy available to Lender upon the occurrence of an Event of Default, or (c) as a waiver of Lender's right thereafter to insist upon strict compliance with the terms of this Note or any of the Other Security Documents; and Borrower hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for payment of any amount due under this Note or under any of the Other Security Documents made by Lender's agreement with any person now or hereafter liable for the payment thereof shall operate to release, discharge, modify, change or affect the original liability of Borrower under this Note or any such other person, either in whole or in part unless Lender agrees otherwise in writing.



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     8.02 Borrower's Waivers. Borrower, for itself and all others who may become liable for payment of all or any part of the indebtedness evidenced by this Note, hereby waives presentment for payment, demand, protest, and notice of dishonor, nonpayment, intent to accelerate, and acceleration. Borrower, for itself and all others who may become liable for payment of all or any part of the indebtedness evidenced by this Note, hereby further waives and renounces, to the fullest extent permitted by law, all rights to the benefits of any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now or hereafter provided by the Constitution and laws of the United States of America and of each state thereof, both as to party and property (real and personal), against the enforcement and collection of the obligations evidenced by this Note or the Other Security Documents.

     8.03 Unconditional Payment. If any payment received by Lender hereunder shall be deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under any bankruptcy, insolvency or other debtor relief law, then the obligation to make such payment shall survive any cancellation or satisfaction of this Note or return thereof to Borrower and shall not be discharged or satisfied with any prior payment thereof or cancellation of this Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand. No release of any security for this Note or any party liable for payment of this Note shall release or affect the liability of Borrower or any other party who may become liable for payment of all or any part of the indebtedness evidenced by this Note. Lender may release any guarantor, surety or indemnitor of this Note from liability, in every instance without the consent of Borrower hereunder and without waiving any rights which Lender may have hereunder or under any of the Other Security Documents or under applicable law or in equity.

     8.04 Intentionally Omitted.

     8.05 Negotiable Instrument. Borrower agrees that this Note shall be deemed a negotiable instrument, even though this Note, absent this paragraph, may not otherwise qualify as a negotiable instrument under applicable law.

     8.06 Sale by Lender. Lender shall have the right to transfer, sell or assign this Note, the Security Instrument and the Other Security Documents, and the obligations hereunder and thereunder.

9.   MISCELLANEOUS.

     9.01 Notices. All notices and other communications under this Note or under the Other Security Documents are to be in writing, addressed to the respective party as set forth in this section, and shall be deemed to have been duly given
(a) upon delivery, if delivered in person with receipt acknowledged by the recipient thereof, (b) one (1) Business Day after having been deposited for overnight delivery, fee prepaid, with any reputable overnight courier service, or (c) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested. Initial addresses for each party are as follows:

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Borrower:

     UNIPROP MANUFACTURED HOUSING
     COMMUNITIES INCOME FUND II
     280 Daines Street, Suite 300
     Birmingham, Michigan 48009
     Attention: Paul M. Zlotoff
     Facsimile No.: (248) 645-2154

with a copy to:

     Jaffe, Raitt, Heuer & Weiss
     Suite 2400
     One Woodward Avenue
     Detroit, Michigan 48226
     Attention: Arthur Weiss, Esq.
     Facsimile No.: (313) 961-8358

Lender:

     GMAC Commercial Mortgage Corporation
     650 Dresher Road
     P.O. Box 1015
     Horsham, Pennsylvania 19044-8015
     Attention: Servicing - Executive Vice President
     Facsimile No.: (215) 328-3478

and

     Commercial Capital Initiatives, Inc.
     Wall Street Plaza
     88 Pine Street
     New York, New York 10005
     Attention: Manager - Loan Administration
     Facsimile: (212) 269-5286

with a copy to:

     Thacher Proffitt & Wood
     Two World Trade Center
     New York, New York 10048
     Attention: Mitchell G. Williams, Esq.
     Facsimile No.: (212) 912-7751

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Each party may establish a new address from time to time by written notice to the other given in accordance with this section; provided, however, that no such change of address will be effective until written notice thereof is actually received by the party to whom such change of address is sent. Notice to additional parties now or hereafter designated by a party entitled to notice are for convenience only and are not required for notice to a party to be effective in accordance with this section. For purposes of this subsection, "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in the State of New York.

     9.02 Entire Agreement; Time of Essence. This Note, together with the
Other Security Documents and Lender's commitment letter to Borrower, contain the entire agreements between Borrower and Lender relating to the subject matter hereof and thereof, and supersede all prior discussions and agreements (oral or written) relative hereto and thereto which are not contained herein or therein. Borrower represents and warrants that it is not relying on any promises, covenants, representations or agreements in connection with this Note or the Other Security Documents, other than as expressly set forth herein or therein. In the event of any conflict between the terms of this Note and the Other Security Documents, the following order of priority shall be used to resolve such conflict: The Note shall control over the Security Instruments and the Security Instruments shall control over all Other Security Documents. Time is of the essence with respect to all provisions of this Note.

     9.03 Modification. Neither this Note nor any of the Other Security Documents may be changed, waived, supplemented, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement thereof is sought and then only to the extent expressly set forth in such writing. No person other than a duly authorized officer or agent of Lender shall be deemed an agent of Lender nor have any authority to waive, modify, supplement or terminate in any manner whatsoever any of the terms of this Note.

     9.04 Binding Effect; Joint and Several Obligations. The terms and provisions of this Note and the Other Security Documents shall be binding upon and inure to the benefit of Borrower and Lender and their respective heirs, executors, legal representatives, successors, successors and assigns, whether by voluntary action of the parties or by operation of law. The foregoing shall not be construed, however, to alter any limitations or restrictions applicable to the Borrower under the Other Security Documents. If Borrower consists of more than one person or party, the obligations and liabilities under this Note and the Other Security Documents of each person or party shall be joint and several.

     9.05 Unenforceable Provisions. Any provision of this Note or the Other Security Documents which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     9.06 Ambiguity and Construction of Certain Terms. Neither this Note nor any uncertainty or ambiguity herein shall be construed or resolved against Lender by virtue of the fact that such document has originated with Lender as drafter. Borrower acknowledges that it has reviewed this Note and has had the opportunity to consult with counsel on same. This Note, therefore, shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto. All personal pronouns used herein, whether used in the masculine, feminine or neuter gender, shall be deemed to include all other genders; the singular shall include the plural and vice versa. Titles of articles and sections are for convenience only and in no way define, limit, amplify or describe the scope or intent of any provisions hereof. "Herein," "hereof" and "hereunder" and other words of similar import refer to this Note as a whole and not to any particular section, paragraph or other subdivision; "Section" refers to the entire section and not to any particular subsection, paragraph of other subdivision. Reference to days for performance shall mean calendar days unless Business Days are expressly indicated.

     9.07 Governing Law. This Note shall be interpreted, construed and enforced according to the laws of the state of New York.

     9.08 Consent to Jurisdiction. Borrower and Lender, by its acceptance of this Note, agree and consent to the exclusive jurisdiction and venue of any state or federal court sitting in the county and state where the real property encumbered by the Security Instrument is located with respect to any legal action, proceeding, or controversy between them and hereby expressly waive any and all rights under applicable law or in equity to object to the jurisdiction and venue of said courts. Borrower further irrevocably consents to service of process by certified mail, return receipt requested, to Borrower at the address for Borrower last provided to Lender in accordance with the notice provision of this Note and agrees that such service shall be effective ten (10) days after mailing. Nothing herein shall, however, preclude or prevent Lender from bringing any one or more actions against Borrower in any other jurisdiction as may be necessary to enforce or realize upon the security or other collateral provided for this Note.

     9.09 WAIVER OF JURY TRIAL. BORROWER HEREBY WAIVES, TO THE FULLEST
EXTENT PERMITTED BY LAW, ANY RIGHT BORROWER MAY HAVE TO TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE INDEBTEDNESS EVIDENCED BY THIS NOTE; THE APPLICATION OR COMMITMENT FOR THE LOAN EVIDENCED BY THIS NOTE; THE INTERPRETATION, CONSTRUCTION, VALIDITY, ENFORCEMENT OR PERFORMANCE OF THIS NOTE OR ANY OF THE OTHER SECURITY DOCUMENTS; OR ANY ACTS OR OMISSION OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION WITH ANY OF THE FOREGOING.

     9.10 Tax Identification Number. Borrower represents and warrants that its current tax identification number is 38-2702802.

     This Note consolidates amends, restates and replaces those certain notes described on Schedule 1 attached hereto.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, Borrower has executed this Note under seal as of the date first above written.

                                        BORROWER:

                                        UNIPROP MANUFACTURED HOUSING
                                        COMMUNITIES INCOME FUND II, a
                                        Michigan limited partnership

                                        By:      GENESIS ASSOCIATES LIMITED
                                                 PARTNERSHIP, a Michigan
                                                 limited partnership, its
                                                 general partner

                                                 By:   UNIPROP, INC., a Michigan
                                                       corporation, its general
                                                       partner

                                                       By:   Gloria A. Koster
                                                           ---------------------
                                                       Name: Gloria A. Koster

                                                       Title: Vice President


PAY TO THE ORDER OF ___________________________________, WITHOUT RECOURSE.


GMAC COMMERCIAL MORTGAGE
CORPORATION

By:
   ----------------------------
   Name:
   Title:

                                   Schedule 1


1. Mortgage Note dated as of December 1, 1993 in the amount of $8,210,000 made by Borrower to Neutron-Uniprop, Inc., as assigned to Union Bank, as trustee.

2. Mortgage Note dated as of December 1, 1993 in the amount of $2,930,000 made by Borrower to Neutron-Uniprop, Inc., as assigned to Union Bank, as trustee.

3. Mortgage Note dated as of December 1, 1993 in the amount of $5,530,000 made by Borrower to Neutron-Uniprop, Inc., as assigned to Union Bank, as trustee.

4. Mortgage Note dated as of December 1, 1993 in the amount of $2,580,000 made by Borrower to Neutron-Uniprop, Inc., as assigned to Union Bank, as trustee.

5. Mortgage Note dated as of December 1, 1993 in the amount of $3,490,000 made by Borrower to Neutron-Uniprop, Inc., as assigned to Union Bank, as trustee.

6. Mortgage Note dated as of December 1, 1993 in the amount of $3,015,000 made by Borrower to Neutron-Uniprop, Inc., as assigned to Union Bank, as trustee.

                                RENEWAL NOTE

$4,290,000.00                                               August 20, 1998

         FOR VALUE RECEIVED, and upon the terms and conditions set forth herein, UNIPROP MANUFACTURED HOUSING COMMUNITIES INCOME FUND II, a Michigan limited partnership ("Borrower"), promises to pay to the order of GMAC COMMERCIAL MORTGAGE CORPORATION, A California corporation ("Lender"), at Lender's office located at 650 Dresher Road, P.O. Box 809, Horsham, Pennsylvania 19044-0809,
Attn: Servicing - Accounting Manager, or at such other place as Lender may designate in writing from time to time, the principal sum of FOUR MILLION TWO HUNDRED NINETY THOUSAND and 00/100 DOLLARS ($4,290,000.00), or so much thereof as is outstanding and unpaid, together with interest thereon at the Applicable Interest Rate (defined below), in lawful money of the United States of America, which, at the time of payment, shall be legal tender in payment of all debts and dues, public and private.

1. COMPUTATION OF INTEREST. The term "Applicable Interest Rate" as used in this Note shall mean (a) from the date hereof through and including the day immediately prior to the Optional Prepayment Date (defined below), a rate of interest equal to six and thirty seven one hundredths percent (6.37%) per annum (the "Initial Interest Rate"), and (b) from the Optional Prepayment Date through and including the Maturity Date, a rate of interest (the "Adjusted Interest Rate") equal to two percentage points (2.0%) above the Initial Interest Rate. Interest under this Note shall be paid in arrears and shall be calculated based on a 360-day year and paid for the actual number of days elapsed for any whole or partial month in which interest is being calculated. Interest shall accrue from the date on which funds are advanced (regardless of the time of day such advance is made) through and including the day on which funds are repaid, unless payment is received by Lender prior to the time set forth in Section 2.03 hereof.

2.  PAYMENT OF PRINCIPAL AND INTEREST.

    2.01 Principal and Interest Payments. Borrower agrees to pay sums under this
Note in installments as follows:

    (a) a payment of interest only computed at the Initial Interest Rate on the date hereof for the period commencing the date hereof and continuing through and including September 9, 1998;

    (b) a constant payment of $27,009.52 on October 10, 1998 and on the tenth day of each calendar month (each date on which a payment of interest and principal is due under this Note being hereinafter referred to as a "Payment Date") thereafter up to and including March 10, 2009 (the "Optional Prepayment Date"); each of the payments to be applied as follows: (i) first, to the payment of interest computed at the Initial Interest Rate; and (ii) the balance toward the reduction of the principal sum;

    (c) On April 10, 2009 and on the tenth day of each calendar month thereafter up to and including August 10, 2028:

         (i) a constant payment of $27,009.52, each of the payments to be applied as follows: (A) first, to the payment of interest (without adjustment for Accrued Interest (defined below)) computed at the Initial Interest Rate; and
(B) the balance toward the reduction of the principal balance;

         (ii) a payment of an amount equal to the Excess Cash Flow (as defined in that certain Cash Management Agreement dated as of the date hereof made between Borrower and Lender (the "Cash Management Agreement")) for the month immediately preceding each such Payment Date, each of the payments to be applied as follows: (A) first, toward the reduction of the principal balance; and (B) the balance toward the interest accrued on the principal balance computed at a rate of interest equal to the difference between (x) the Adjusted Interest Rate and (y) the Initial Interest Rate (the "Accrued Interest"); and

    (d) the balance of the principal sum and all interest thereon (including, without limitation, all Accrued Interest) on September 10, 2028 (the "Maturity Date").

    2.02 Accrued Interest. Accrued Interest not paid pursuant to paragraph
(c)(ii) of Section 2.01 above shall be deferred and added to the indebtedness secured by this Note and shall earn interest at the Adjusted Interest Rate, to the extent permitted by applicable law.

    2.03 Method of Payment. Each payment due hereunder shall not be deemed received by Lender until received on a Business Day (defined below) in federal funds immediately available to Lender prior to 2:00 p.m. local time at the place then designated by Lender. Any payment received on a Business Day after the time established by the preceding sentence shall be deemed to have been received on the immediately following Business Day for all purposes, including, without limitation, the accrual of interest on principal.

    2.04 Application of Payments. Payments under this Note shall be applied first to the payment of late fees and other costs and charges due in connection with this Note, then to the payment of accrued but unpaid interest (except as provided in Section 2.01(c) above), and then to the reduction of the outstanding principal balance (in inverse order of maturity whether or not then due), but such application shall not reduce the amount of the fixed monthly installments required to be paid hereunder. No principal amount repaid may be reborrowed. All amounts due under this Note shall be payable without setoff, counterclaim or any other deduction whatsoever.

3. LOAN REPAYMENT.

    3.01 Voluntary Repayment. Borrower shall have no right to prepay all or any portion of the principal balance of this Note during the period commencing on the date hereof through, but not including, the date which is nine (9) months prior to the Optional Prepayment Date (the "Prepayment Lock-Out Termination Date"). From and after the Prepayment Lock-Out Termination Date, the principal balance of this Note may be prepaid in whole but not in part, without penalty or premium, on any Payment Date, together with (i) all accrued and unpaid interest to and including the Prepayment Date (defined below); (ii) payment of all Accrued Interest, if any, and all accrued interest thereon to and including the Prepayment Date, and (iii) payment of all other sums then due under this Note and the Other Security Documents (defined below). Any such prepayment shall be subject, in each case, to the satisfaction of the condition precedent that Borrower shall provide not less than ten (10) Business Days prior written notice to Lender specifying the Payment Date on which such prepayment is to occur (the "Prepayment Date"). The principal balance of this Note may be prepaid, in whole or in part, without penalty or premium, in connection with a prepayment resulting from the application of insurance proceeds or condemnation awards pursuant to the terms of the Security Instrument (defined below).

    3.02 Repayment Upon Default. If all or any part of the principal amount of this Note is prepaid upon acceleration of this Note following the occurrence of an Event of Default (defined below) prior to the Prepayment Lock-Out Termination Date, then, in addition to such principal payment, Borrower shall be required to make such payments ("Yield Maintenance Payments") in an amount equal to the greater of (i) one percent (1%) of the principal amount being prepaid, or (ii) the excess, if any, of (A) the aggregate respective present values of all scheduled interest and principal payments payable on each Payment Date in respect of this Note for the period from the date of such prepayment upon acceleration to the Prepayment Lock-Out Termination Date (including the principal balance scheduled to be outstanding on the Prepayment Lock-Out Termination Date), discounted monthly at a rate equal to the Treasury Constant Maturity Yield Index (defined below) and based on a 360-day year of twelve 30-day months over (B) the then current outstanding principal amount of this Note. For purposes of this Subsection 3.02, "Treasury Constant Maturity Yield Index" shall mean the average yield for "This Week" as reported by the Federal Reserve Board in Federal Reserve Statistical Release H.15(519) ("FRB Release") published during the second full week preceding the Prepayment Date for instruments having a maturity coterminous with the Prepayment Lock-Out Termination Date. In the event the FRB Release is no longer published, Lender shall select a comparable publication to determine the Treasury Constant Maturity Yield Index. If there is no Treasury Constant Maturity Yield Index for instruments having a maturity coterminous with the remaining term of this Note, then the weighted average yield to maturity of the Treasury Constant Maturity Yield Indices with maturities next longer and shorter than such remaining average life to maturity shall be used, calculated by averaging (and rounding upward to the nearest whole multiple of 1/100 of 1% per annum, if the average is not such a multiple) the yields of the relevant Treasury Constant Maturity Yield Indices (rounded, if necessary, to the nearest 1/100 of 1% with any figure of 1/200 of 1% or above rounded upward). The Yield Maintenance Payments to be paid in connection with any prepayment under this Section 3.02 shall be determined by Lender and shall be conclusive and binding on Borrower (absent manifest error). For purposes of this Section 3.02, the unpaid principal amount due on this Note on the date of prepayment and on the Prepayment Lock-Out Termination Date shall be determined after giving effect to any payment of scheduled amortization made on such date.

    3.03 Defeasance.

    (a) Borrower shall have the right to defease all or a portion of the indebtedness evidenced by this Note pursuant to the terms and conditions set forth in Section 4 of that certain Loan Agreement between Borrower and Lender dated the date hereof.

4. SECURITY; LOAN DOCUMENTS. The indebtedness evidenced by this Note and the obligations created hereby (including without limitation the amounts authorized by Section 5 below to be collected by Lender and the Yield Maintenance Payments when due hereunder) are secured by, among other things, those certain first mortgages, deeds of trust or deeds to secure debt, as applicable, from Borrower to Lender dated as of the date hereof (the "Security Instruments") covering certain real and personal property collateral of Borrower, tangible and intangible, as described more particularly in the Security Instruments (collectively, the "Property"). The term "Other Security Documents" as used in this Note shall mean all and any of the documents other than this Note now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guarantee payment of this Note.

5.  DEFAULT.

    5.01 Event of Default. The occurrence of any of the following shall constitute an event of default ("Event of Default") under this Note: (a) if any payment of principal and interest or any other payment required under this Note is not received by Lender on the date such payment is due; or (b) if any default should occur under any of the Other Security Documents which is not fully cured following applicable notice and prior to the expiration of any applicable grace or cure period. Upon the occurrence of an Event of Default, at Lender's option, the outstanding principal balance of this Note, together with all unpaid interest accrued thereon and all other sums dues hereunder or under any other of the Other Security Documents, shall, without notice or prior demand, immediately become due and payable.

    5.02 Late Charges. If any payment is not received by Lender on or before the date on which such payment originally was due (as such due date may be extended by applicable grace period, if any), then, in addition to any default interest payments due hereunder, Borrower also shall pay to Lender a late charge in an amount equal to five percent (5.0%) of the amount of such overdue payment to defray the expenses incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of the delinquent payment. Such late charge shall be immediately due and payable, without notice or demand therefor.

    5.03 Default Rate. If this Note is not paid in full on or before the Maturity Date or the date on which the due date of the indebtedness has been accelerated pursuant to the provisions hereof, the unpaid principal and accrued interest and other amounts then due shall bear interest at a rate per annum ("Default Rate") equal to the lesser of (a) five percent (5.0%) in excess of the Initial Interest Rate or (b) the maximum rate of interest, if any, which may be charged or collected from Borrower under applicable law. In addition, Lender shall have the right, without acceleration of the indebtedness, to collect interest at the Default Rate on any payment due hereunder or under any of the Other Security Documents (including, without limitation, late charges and fees for legal counsel) which is not received by Lender on or before the date on which such payment originally was due (as such due date may be extended by applicable grace period, if any). Interest at the Default Rate shall be immediately due and payable from the due date specified herein or therein and shall accrue until all Events of Default have been fully cured or full payment is received, as applicable.

    5.04 Interest on Judgments. Interest shall accrue on any judgment obtained by Lender in connection with the enforcement or collection of this Note until such judgment amount is paid in full at a rate equal to the greater of (a) the Default Rate or (b) the legal rate applicable to judgments within such jurisdiction; provided, however, that interest shall not accrue at a rate in excess of the maximum rate of interest, if any, which may be charged or collected from Borrower under applicable law.

    5.05 Cumulative Remedies; Attorney Fees. The remedies of Lender in this Note and in the Other Security Documents, or at law or in equity, shall be cumulative and concurrent, and may be pursued singly, successively or together in Lender's sole discretion and as often as occasion therefor shall arise. If Borrower's obligations under this Note or any of the Other Security Documents are enforced by Lender through an attorney at law, or any payment due under this Note or the Other Security Documents is collected by or through an attorney-at-law or collection agency, Borrower agrees to pay all costs incurred by Lender in connection therewith, including, but not limited to, reasonable fees and disbursements of legal counsel (whether with respect to a retained firm or Lender's in-house staff) and collection agency costs, whether or not suit be brought. No provision of this Section 5 shall be construed as an agreement or privilege to extend the date on which any required payment is due (subject to the applicable grace period, if any), nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of an Event of Default. The payments required under this Section 5 shall be in addition to, and shall in no way limit, any other rights and remedies provided for in this Note or any of the Other Security Documents, nor any other remedies provided by law or in equity, and shall be added to the principal evidenced by this Note and deemed secured by the Security Instrument and Other Security Documents.

6.  LIMITATIONS ON RECOURSE.

    6.01 Exculpation. Notwithstanding anything to the contrary contained in this Note or in any Other Security Document (but subject to the provisions of Sections 6.02, 6.03, 6.04 and 6.05), Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Note, the Security Instrument or the Other Security Documents by any action or proceeding to collect damages or wherein a money judgment or any deficiency judgment or order or any judgment establishing any personal obligation or liability shall be sought against Borrower or any principal, director, officer, employee, beneficiary, shareholder, partner, member, trustee, agent or affiliate of Borrower or any person owning, directly or indirectly, any legal or beneficial interest in Borrower, or any successors or assigns of any of the foregoing (collectively, the "Exculpated Parties"). Lender, may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable Lender to enforce and realize upon the Security Instrument, the Other Security Documents, and the interest in the Property, the Rents (as defined in the Security Instrument) and any other collateral given to Lender created by the Security Instrument and the Other Security Documents; provided, however, subject to the provisions of Sections 6.02, 6.03, 6.04 and 6.05, that any judgment in any action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Property, in the Rents and in any other collateral given to Lender in connection with this Note. Lender, by accepting this Note and the Security Instrument, agrees that it shall not, except as otherwise provided below, sue for or demand any deficiency judgment against Borrower or any of the Exculpated Parties in any action or proceeding, under or by reason of or under or in connection with this Note, the Other Security Documents or the Security Instrument.

     6.02 Reservation of Certain Rights. The provisions of Section 6.01 shall not (a) constitute a waiver, release or impairment of the Obligations (as defined in the Security Instrument); (b) impair the right of Lender to name Borrower as a party defendant in any action or suit for judicial foreclosure and sale under the Security Instrument; (c) affect the validity or enforceability of any indemnity, guaranty, master lease or similar instrument made in connection with this Note, the Security Instrument, or the Other Security Documents; (d) impair the right of Lender to obtain the appointment of a receiver; or (e) impair the enforcement of the Assignment of Leases and Rents executed in connection herewith.

     6.03 Exceptions to Exculpation. Notwithstanding the provisions of
Section 6.01 to the contrary, Borrower (but not its general partner or the general partners of its general partner) shall be personally liable to Lender for (a) the Losses (as defined in the Security Instrument) Lender incurs due to:
(i) fraud or intentional material misrepresentation by Borrower or any other person or entity acting on behalf of Borrower in connection with the execution and the delivery of this Note, the Security Instrument or the Other Security Documents; (ii) Borrower's misapplication or misappropriation of Rents received by Borrower after the occurrence and during the continuance of an Event of Default; (iii) Borrower's misapplication or misappropriation of tenant security deposits or Rents collected more than one (1) month in advance; (iv) the misapplication or misappropriation of insurance proceeds or condemnation awards after the occurrence and during the continuance of an Event of Default; (v) gross negligence, or criminal acts perpetrated by it resulting in forfeiture, seizure or loss of any portion of the Property; (vi) any failure by Borrower to comply with the terms and provisions of the Environmental Indemnity (as defined in the Security Instrument); (vii) any failure by Borrower to comply with the terms and provisions of Section 4.3 of the Security Instrument; or (viii) any sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment or transfer of the Property or any part thereof, within the meaning of Article 8 of the Security Instrument, without the prior written consent of Lender if such consent was required, and (b) the payment of any monetary penalty imposed pursuant to Section 3.11 (d) of the Security Instrument.

     6.04 Recourse. Notwithstanding the foregoing, the agreement of Lender not to pursue recourse liability as set forth in Section 6.01 above SHALL BECOME NULL AND VOID and shall be of no further force and effect with respect to Uniprop, Inc. and personal liability may be sought against Uniprop, Inc. in the event the Property or any part thereof shall become an asset in (A) a voluntary bankruptcy or insolvency proceeding filed by Borrower or the general partner of Borrower, or (B) an involuntary bankruptcy or insolvency proceeding commenced against Borrower or the general partner of Borrower by any Person (other than Lender) which is not dismissed within 90 days of the filing thereof. From and after the SPE Date (as defined in the Security Instruments), this Section 6.04 shall be of no further force or effect.

     6.05 Bankruptcy Claims. Nothing herein shall be deemed to be a waiver of any right which Lender may have under Sections 506(a), 506(b), 1111 (b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt secured by the Security Instrument or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with this Note, the Security Instrument and the Other Security Documents.

7. NO USURY. This Note is subject to the express condition that at no time shall Borrower be required or obligated to pay interest (or any other amount agreed to be paid hereunder which shall be deemed to be interest) at a rate which would subject Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which are permitted by applicable law to pay. If, from any circumstance whatsoever, Borrower is at any time required or obligated to pay interest (or any other amount agreed to be paid hereunder which shall be deemed to be interest) at a rate in excess of such maximum rate, then the amount to be paid immediately shall be reduced to such maximum rate, and, as required by applicable law, all previous payments in excess of such maximum shall be deemed to have been payments in reduction of the principal balance owing under this Note in the inverse order of maturity (whether or not then due) or, at the option of Lender, be paid over to Borrower and not to the payment of interest. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term of this Note until payment in full so that the rate or amount of interest on account of said indebtedness does not exceed the maximum lawful rate of interest from time to time in effect and applicable to this Note for so long as the Note is outstanding. This Section will control all agreements between Borrower and Lender in connection with this Note.

8.   GENERAL CONDITIONS.

     8.01 No Waiver by Lender. No failure to accelerate the debt evidenced hereby nor failure or delay in exercising any other right or remedy upon the occurrence of an Event of Default hereunder, or any acceptance of a partial or past due payment, or indulgences granted from time to time shall be construed
(a) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby, (b) as a waiver or impairment of Lender's right of acceleration or any other right or remedy available to Lender upon the occurrence of an Event of Default, or (c) as a waiver of Lender's right thereafter to insist upon strict compliance with the terms of this Note or any of the Other Security Documents; and Borrower hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for payment of any amount due under this Note or under any of the Other Security Documents made by Lender's agreement with any person now or hereafter liable for the payment thereof shall operate to release, discharge, modify, change or affect the original liability of Borrower under this Note or any such other person, either in whole or in part unless Lender agrees otherwise in writing.

    8.02 Borrower's Waivers. Borrower, for itself and all others who may become liable for payment of all or any part of the indebtedness evidenced by this Note, hereby waives presentment for payment, demand, protest, and notice of dishonor, nonpayment, intent to accelerate, and acceleration. Borrower, for itself and all others who may become liable for payment of all or any part of the indebtedness evidenced by this Note, hereby further waives and renounces, to the fullest extent permitted by law, all rights to the benefits of any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now or hereafter provided by the Constitution and laws of the United States of America and of each state thereof, both as to party and property (real and personal), against the enforcement and collection of the obligations evidenced by this Note or the Other Security Documents.

    8.03 Unconditional Payment. If any payment received by Lender hereunder shall be deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under any bankruptcy, insolvency or other debtor relief law, then the obligation to make such payment shall survive any cancellation or satisfaction of this Note or return thereof to Borrower and shall not be discharged or satisfied with any prior payment thereof or cancellation of this Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand. No release of any security for this Note or any party liable for payment of this Note shall release or affect the liability of Borrower or any other party who may become liable for payment of all or any part of the indebtedness evidenced by this Note. Lender may release any guarantor, surety or indemnitor of this Note from liability, in every instance without the consent of Borrower hereunder and without waiving any rights which Lender may have hereunder or under any of the Other Security Documents or under applicable law or in equity.

    8.04 Intentionally Omitted.

    8.05 Negotiable Instrument. Borrower agrees that this Note shall be deemed a negotiable instrument, even though this Note, absent this paragraph, may not otherwise qualify as a negotiable instrument under applicable law.

    8.06 Sale by Lender. Lender shall have the right to transfer, sell or assign this Note, the Security Instrument and the Other Security Documents, and the obligations hereunder and thereunder.

9.  MISCELLANEOUS.

    9.01 Notices. All notices and other communications under this Note or under the Other Security Documents are to be in writing, addressed to the respective party as set forth in this section, and shall be deemed to have been duly given
(a) upon delivery, if delivered in person with receipt acknowledged by the recipient thereof, (b) one (1) Business Day after having been deposited for overnight delivery, fee prepaid, with any reputable overnight courier service, or (c) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested. Initial addresses for each party are as follows:

            Borrower:

                      UNIPROP MANUFACTURED HOUSING
                      COMMUNITIES INCOME FUND II
                      280 Daines Street, Suite 300
                      Birmingham, Michigan 48009
                      Attention: Paul M. Zlotoff
                      Facsimile No.: (248) 645-2154


            with a copy to:

                      Jaffe, Raitt, Heuer & Weiss
                      Suite 2400
                      One Woodward Avenue
                      Detroit, Michigan 48226
                      Attention: Arthur Weiss, Esq.
                      Facsimile No.: (313) 961-8358


            Lender:

                      GMAC Commercial Mortgage Corporation
                      650 Dresher Road
                      P.O. Box 1015
                      Horsham, Pennsylvania 19044-8015
                      Attention: Servicing - Executive Vice President Facsimile No.: (215) 328-3478


            and

                      Commercial Capital Initiatives, Inc.
                      Wall Street Plaza
                      88 Pine Street
                      New York, New York 10005
                      Attention: Manager - Loan Administration
                      Facsimile: (212) 269-5286


            with a copy to:

                      Thacher Proffitt & Wood
                      Two World Trade Center
                      New York, New York 10048
                      Attention: Mitchell G. Williams, Esq.
                      Facsimile No.: (212) 912-7751

Each party may establish a new address from time to time by written notice to the other given in accordance with this section; provided, however, that no such change of address will be effective until written notice thereof is actually received by the party to whom such change of address is sent. Notice to additional parties now or hereafter designated by a party entitled to notice are for convenience only and are not required for notice to a party to be effective in accordance with this section. For purposes of this subsection, "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in the State of New York.

    9.02 Entire Agreement; Time of Essence. This Note, together with the Other Security Documents and Lender's commitment letter to Borrower, contain the entire agreements between Borrower and Lender relating to the subject matter hereof and thereof, and supersede all prior discussions and agreements (oral or written) relative hereto and thereto which are not contained herein or therein. Borrower represents and warrants that it is not relying on any promises, covenants, representations or agreements in connection with this Note or the Other Security Documents, other than as expressly set forth herein or therein. In the event of any conflict between the terms of this Note and the Other Security Documents, the following order of priority shall be used to resolve such conflict: The Note shall control over the Security Instruments and the Security Instruments shall control over all Other Security Documents. Time is of the essence with respect to all provisions of this Note.

    9.03 Modification. Neither this Note nor any of the Other Security Documents may be changed, waived, supplemented, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement thereof is sought and then only to the extent expressly set forth in such writing. No person other than a duly authorized officer or agent of Lender shall be deemed an agent of Lender nor have any authority to waive, modify, supplement or terminate in any manner whatsoever any of the terms of this Note.

    9.04 Binding Effect; Joint and Several Obligations. The terms and provisions of this Note and the Other Security Documents shall be binding upon and inure to the benefit of Borrower and Lender and their respective heirs, executors, legal representatives, successors, successors and assigns, whether by voluntary action of the parties or by operation of law. The foregoing shall not be construed, however, to alter any limitations or restrictions applicable to the Borrower under the Other Security Documents. If Borrower consists of more than one person or party, the obligations and liabilities under this Note and the Other Security Documents of each person or party shall be joint and several.

    9.05 Unenforceable Provisions. Any provision of this Note or the Other Security Documents which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     9.06 Ambiguity and Construction of Certain Terms. Neither this Note nor any uncertainty or ambiguity herein shall be construed or resolved against Lender by virtue of the fact that such document has originated with Lender as drafter. Borrower acknowledges that it has reviewed this Note and has had the opportunity to consult with counsel on same. This Note, therefore, shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto. All personal pronouns used herein, whether used in the masculine, feminine or neuter gender, shall be deemed to include all other genders; the singular shall include the plural and vice versa. Titles of articles and sections are for convenience only and in no way define, limit, amplify or describe the scope or intent of any provisions hereof "Herein," "hereof" and "hereunder" and other words of similar import refer to this Note as a whole and not to any particular section, paragraph or other subdivision; "Section" refers to the entire section and not to any particular subsection, paragraph of other subdivision. Reference to days for performance shall mean calendar days unless Business Days are expressly indicated.

     9.07 Governing Law. This Note shall be interpreted, construed and enforced according to the laws of the state of New York.

     9.08 Consent to Jurisdiction. Borrower and Lender, by its acceptance of this Note, agree and consent to the exclusive jurisdiction and venue of any state or federal court sitting in the county and state where the real property encumbered by the Security Instrument is located with respect to any legal action, proceeding, or controversy between them and hereby expressly waive any and all rights under applicable law or in equity to object to the jurisdiction and venue of said courts. Borrower further irrevocably consents to service of process by certified mail, return receipt requested, to Borrower at the address for Borrower last provided to Lender in accordance with the notice provision of this Note and agrees that such service shall be effective ten (10) days after mailing. Nothing herein shall, however, preclude or prevent Lender from bringing any one or more actions against Borrower in any other jurisdiction as may be necessary to enforce or realize upon the security or other collateral provided for this Note.


     9.09 WAIVER OF JURY TRIAL. BORROWER HEREBY WAIVES, TO THE FULLEST
EXTENT PERMITTED BY LAW, ANY RIGHT BORROWER MAY HAVE TO TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE INDEBTEDNESS EVIDENCED BY THIS NOTE; THE APPLICATION OR COMMITMENT FOR THE LOAN EVIDENCED BY THIS NOTE; THE INTERPRETATION, CONSTRUCTION, VALIDITY, ENFORCEMENT OR PERFORMANCE OF THIS NOTE OR ANY OF THE OTHER SECURITY DOCUMENTS; OR ANY ACTS OR OMISSION OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION WITH ANY OF THE FOREGOING.

     9.10 Tax Identification Number. Borrower represents and warrants that its current tax identification number is 38-2702802.

     This Note is given in renewal of the note described on Schedule I attached hereto and does not constitute new or additional indebtedness.



                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

    IN WITNESS WHEREOF, Borrower has executed this Note under seal as of the date first above written.



                               BORROWER:

                               UNIPROP MANUFACTURED HOUSING
                               COMMUNITIES INCOME FUND II, a
                               Michigan limited partnership

                               By:  GENESIS ASSOCIATES LIMITED
                                    PARTNERSHIP, a Michigan limited
                                    partnership, its general partner

                                    By:  UNIPROP, INC., a Michigan
                                         corporation, its general partner

                                         By:   Gloria A. Koster
                                               --------------------------------
                                               Name:  Gloria A. Koster
                                               Title: Vice President


PAY TO THE ORDER OF _____________________________________, WITHOUT RECOURSE.


GMAC COMMERCIAL MORTGAGE
CORPORATION

By:
   -------------------------------------
Name:
Title:

                                   Schedule I

    Mortgage Note dated as of December 1, 1993 in the amount of $4,290,000 made by Borrower to Neutron-Uniprop, Inc., as assigned to Union Bank, as trustee.